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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 28, 2004

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-2)

                           Impac Secured Assets Corp.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                California                            333-85310-04                                 33-071-5871
-------------------------------------------      -----------------------                  ------------------------------
       (STATE OR OTHER JURISDICTION                    (COMMISSION                               (I.R.S. EMPLOYER
             OF INCORPORATION)                        FILE NUMBER)                             IDENTIFICATION NO.)
1401 Dove Street
Newport Beach, California                                                                             92660
-------------------------------------------                                               ------------------------------
           (ADDRESS OF PRINCIPAL                                                                    (ZIP CODE)
            EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (949) 475-3600






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



Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of May 1, 2004 among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, and Deutsche Bank National Trust Company, as trustee. (In accordance with Rule 202 of Regulation S-T, Exhibit H, the mortgage loan schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             IMPAC SECURED ASSETS CORP.


                                             By: /s/ Richard J. Johnson
                                                 ---------------------------
                                             Name:   Richard J. Johnson
                                             Title:  Chief Financial Officer

Dated: June 14, 2004

                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement